Exhibit 99.2

CHESAPEAKE ENERGY CORPORATION - SUPPLEMENTAL TABLES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	Successor
($ in millions)	June 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$17	$905
Restricted cash	9	9
Accounts receivable, net	1,804	1,115
Short-term derivative assets	2	5
Other current assets	178	69
Total current assets	2,010	2,103
Property and equipment:
Natural gas and oil properties, successful efforts method
Proved natural gas and oil properties	10,816	7,682
Unproved properties	2,211	1,530
Other property and equipment	498	495
Total property and equipment	13,525	9,707
Less: accumulated depreciation, depletion and amortization	(1,747)	(908)
Property and equipment held for sale, net	5	3
Total property and equipment, net	11,783	8,802
Long-term derivative assets	13	—
Other long-term assets	93	104
Total assets	$13,899	$11,009

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$414	$308
Accrued interest	38	38
Short-term derivative liabilities	2,059	899
Other current liabilities	1,730	1,202
Total current liabilities	4,241	2,447
Long-term debt, net	3,046	2,278
Long-term derivative liabilities	446	249
Asset retirement obligations, net of current portion	337	349
Other long-term liabilities	21	15
Total liabilities	8,091	5,338
Contingencies and commitments
Stockholders' equity:
Successor common stock, $0.01 par value, 450,000,000 shares authorized: 121,590,256 and 117,917,349 shares issued	1	1
Successor additional paid-in capital	5,619	4,845
Retained earnings	188	825
Total stockholders' equity	5,808	5,671
Total liabilities and stockholders' equity	$13,899	$11,009

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Successor
	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021
($ in millions except per share data)
Revenues and other:
Natural gas, oil and NGL	$2,790	$892
Marketing	1,223	539
Natural gas and oil derivatives	(514)	(740)
Gains on sales of assets	21	2
Total revenues and other	3,520	693
Operating expenses:
Production	118	74
Gathering, processing and transportation	274	211
Severance and ad valorem taxes	57	41
Exploration	7	1
Marketing	1,228	535
General and administrative	36	24
Separation and other termination costs	—	11
Depreciation, depletion and amortization	451	229
Impairments	—	1
Other operating expense (income), net	8	(4)
Total operating expenses	2,179	1,123
Income (loss) from operations	1,341	(430)
Other income (expense):
Interest expense	(36)	(18)
Other income	9	9
Total other income (expense)	(27)	(9)
Income (loss) before income taxes	1,314	(439)
Income tax expense	77	—
Net income (loss) available to common stockholders	$1,237	$(439)
Earnings (loss) per common share:
Basic	$9.75	$(4.48)
Diluted	$8.27	$(4.48)
Weighted average common shares outstanding (in thousands):
Basic	126,814	97,931
Diluted	149,532	97,931

	Successor		Predecessor
	Six Months Ended June 30, 2022	Period from February 10, 2021 through June 30, 2021	Period from January 1, 2021 through February 9, 2021
($ in millions except per share data)
Revenues and other:
Natural gas, oil and NGL	$4,704	$1,445	$398
Marketing	2,090	816	239
Natural gas and oil derivatives	(2,639)	(694)	(382)
Gains on sales of assets	300	6	5
Total revenues and other	4,455	1,573	260
Operating expenses:
Production	228	114	32
Gathering, processing and transportation	516	322	102
Severance and ad valorem taxes	120	65	18
Exploration	12	2	2
Marketing	2,079	815	237
General and administrative	62	39	21
Separation and other termination costs	—	11	22
Depreciation, depletion and amortization	860	351	72
Impairments	—	1	—
Other operating expense (income), net	31	(2)	(12)
Total operating expenses	3,908	1,718	494
Income (loss) from operations	547	(145)	(234)
Other income (expense):
Interest expense	(68)	(30)	(11)
Other income	25	31	2
Reorganization items, net	—	—	5,569
Total other income (expense)	(43)	1	5,560
Income (loss) before income taxes	504	(144)	5,326
Income tax expense (benefit)	31	—	(57)
Net income (loss) available to common stockholders	$473	$(144)	$5,383
Earnings (loss) per common share:
Basic	$3.82	$(1.47)	$550.35
Diluted	$3.25	$(1.47)	$534.51
Weighted average common shares outstanding (in thousands):
Basic	123,826	97,922	9,781
Diluted	145,534	97,922	10,071

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Successor
($ in millions)	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021
Cash flows from operating activities:
Net income (loss)	$1,237	$(439)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation, depletion and amortization	451	229
Derivative losses, net	514	740
Cash payments on derivative settlements, net	(1,043)	(113)
Share-based compensation	6	3
Gains on sales of assets	(21)	(2)
Impairments	—	1
Exploration	6	1
Other	13	(7)
Changes in assets and liabilities	(254)	(19)
Net cash provided by operating activities	909	394
Cash flows from investing activities:
Capital expenditures	(415)	(149)
Proceeds from divestitures of property and equipment	—	2
Net cash used in investing activities	(415)	(147)
Cash flows from financing activities:
Proceeds from Exit Credit Facility - Tranche A Loans	2,985	—
Payments on Exit Credit Facility - Tranche A Loans	(2,710)	—
Proceeds from warrant exercise	2	2
Cash paid to repurchase and retire common stock	(475)	—
Cash paid for common stock dividends	(298)	(34)
Other	—	(1)
Net cash used in financing activities	(496)	(33)
Net increase (decrease) in cash, cash equivalents and restricted cash	(2)	214
Cash, cash equivalents and restricted cash, beginning of period	28	408
Cash, cash equivalents and restricted cash, end of period	$26	$622

Cash and cash equivalents	$17	$612
Restricted cash	9	10
Total cash, cash equivalents and restricted cash	$26	$622

	Successor		Predecessor
	Six Months Ended June 30, 2022	Period from February 10, 2021 through June 30, 2021	Period from January 1, 2021 through February 9, 2021
($ in millions)
Cash flows from operating activities:
Net income (loss)	$473	$(144)	$5,383
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	860	351	72
Deferred income tax benefit	—	—	(57)
Derivative losses, net	2,639	694	382
Cash payments on derivative settlements, net	(1,611)	(145)	(17)
Share-based compensation	10	3	3
Gains on sales of assets	(300)	(6)	(5)
Impairments	—	1	—
Non-cash reorganization items, net	—	—	(6,680)
Exploration	10	1	2
Other	5	(3)	45
Changes in assets and liabilities	(324)	51	851
Net cash provided by (used in) operating activities	1,762	803	(21)
Cash flows from investing activities:
Capital expenditures	(759)	(226)	(66)
Business combination, net	(2,006)	—	—
Proceeds from divestitures of property and equipment	403	6	—
Net cash used in investing activities	(2,362)	(220)	(66)
Cash flows from financing activities:
Proceeds from Exit Credit Facility - Tranche A Loans	4,550	30	—
Payments on Exit Credit Facility - Tranche A Loans	(3,775)	(80)	(479)
Payments on DIP Facility borrowings	—	—	(1,179)
Proceeds from issuance of senior notes, net	—	—	1,000
Proceeds from issuance of common stock	—	—	600
Proceeds from warrant exercise	3	2	—
Debt issuance and other financing costs	—	(3)	(8)
Cash paid to repurchase and retire common stock	(558)	—	—
Cash paid for common stock dividends	(508)	(34)	—
Other	—	(2)	—
Net cash used in financing activities	(288)	(87)	(66)
Net increase (decrease) in cash, cash equivalents and restricted cash	(888)	496	(153)
Cash, cash equivalents and restricted cash, beginning of period	914	126	279
Cash, cash equivalents and restricted cash, end of period	$26	$622	$126

Cash and cash equivalents	$17	$612	$40
Restricted cash	9	10	86
Total cash, cash equivalents and restricted cash	$26	$622	$126

NATURAL GAS, OIL AND NGL PRODUCTION AND AVERAGE SALES PRICES (unaudited)

	Successor
	Three Months Ended June 30, 2022
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,957	6.46	—	—	—	—	1,957	6.46
Haynesville	1,643	6.60	—	—	—	—	1,643	6.60
Eagle Ford	130	7.23	50	111.01	16	42.56	525	13.63
Total	3,730	6.55	50	111.01	16	42.56	4,125	7.43

Average Realized Price (including realized derivatives)		4.03		69.46		42.56		4.65

	Successor
	Three Months Ended June 30, 2021
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,279	1.94	—	—	—	—	1,279	1.94
Haynesville	531	2.57	—	—	—	—	531	2.57
Eagle Ford	143	2.37	64	65.58	20	22.78	650	7.73
Powder River Basin	57	3.10	10	64.27	3	30.39	138	6.69
Total	2,010	2.17	74	65.41	23	23.90	2,598	3.77

Average Realized Price (including realized derivatives)		2.12		48.64		23.90		3.25

	Successor
	Six Months Ended June 30, 2022
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,706	5.70	—	—	—	—	1,706	5.70
Haynesville	1,634	5.54	—	—	—	—	1,634	5.54
Eagle Ford	129	5.65	51	102.84	16	41.84	531	12.53
Powder River Basin	20	5.45	4	95.18	1	53.96	51	10.66
Total	3,489	5.62	55	102.30	17	42.82	3,922	6.62

Average Realized Price (including realized derivatives)		3.59		67.38		42.82		4.32

	Successor
	Period from February 10, 2021 through June 30, 2021
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,280	2.15	—	—	—	—	1,280	2.15
Haynesville	529	2.61	—	—	—	—	529	2.61
Eagle Ford	143	3.67	65	64.11	19	23.74	650	7.95
Powder River Basin	57	3.71	10	62.42	4	31.98	137	6.84
Total	2,009	2.43	75	63.89	23	24.99	2,596	3.95

Average Realized Price (including realized derivatives)		2.37		47.36		24.99		3.43

	Predecessor
	Period from January 1, 2021 through February 9, 2021
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,233	2.42	—	—	—	—	1,233	2.42
Haynesville	543	2.44	—	—	—	—	543	2.44
Eagle Ford	165	2.57	74	53.37	18	23.94	721	6.71
Powder River Basin	61	2.92	10	51.96	4	34.31	144	5.71
Total	2,002	2.45	84	53.21	22	25.92	2,641	3.77

Average Realized Price (including realized derivatives)		2.62		49.06		31.42		3.65

	Non-GAAP Combined
	Six Months Ended June 30, 2021
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,270	2.21	—	—	—	—	1,270	2.21
Haynesville	532	2.57	—	—	—	—	532	2.57
Eagle Ford	148	3.40	67	61.48	19	23.78	667	7.65
Powder River Basin	58	3.53	10	60.15	4	32.56	138	6.57
Total	2,008	2.43	77	61.31	23	25.19	2,607	3.91

Average Realized Price (including realized derivatives)		2.41		47.40		25.19		3.48

GROSS MARGIN (unaudited)

	Successor
	Three Months Ended June 30, 2022		Three Months Ended June 30, 2021
($ in millions, except per unit)	$	$/Mcfe	$	$/Mcfe
Marcellus
Natural gas, oil and NGL sales	$1,152	6.46	$226	1.94
Production expenses	19	0.11	9	0.07
Gathering, processing and transportation expenses	105	0.59	79	0.68
Severance and ad valorem	4	0.02	3	0.02
Gross margin	$1,024	5.74	$135	1.17

Haynesville
Natural gas, oil and NGL sales	$988	6.60	$124	2.57
Production expenses	39	0.26	11	0.22
Gathering, processing and transportation expenses	86	0.57	25	0.52
Severance and ad valorem	12	0.08	5	0.09
Gross margin	$851	5.69	$83	1.74

Eagle Ford
Natural gas, oil and NGL sales	$650	13.63	$458	7.73
Production expenses	60	1.25	47	0.80
Gathering, processing and transportation expenses	83	1.75	82	1.39
Severance and ad valorem	41	0.85	26	0.43
Gross margin	$466	9.78	$303	5.11

Powder River Basin
Natural gas, oil and NGL sales	$—	—	$84	6.69
Production expenses	—	—	7	0.60
Gathering, processing and transportation expenses	—	—	25	1.95
Severance and ad valorem	—	—	7	0.64
Gross margin	$—	—	$45	3.50

	Successor				Predecessor		Non-GAAP Combined
	Six Months Ended June 30, 2022		Period from February 10, 2021 through June 30, 2021		Period from January 1, 2021 through February 9, 2021		Six Months Ended June 30, 2021
($ in millions, except per unit)	$	$/Mcfe	$	$/Mcfe	$	$/Mcfe	$	$/Mcfe
Marcellus
Natural gas, oil and NGL sales	$1,761	5.70	$389	2.15	$119	2.42	$508	2.21
Production expenses	32	0.10	14	0.08	4	0.08	18	0.08
Gathering, processing and transportation expenses	176	0.57	121	0.67	34	0.70	155	0.69
Severance and ad valorem	8	0.02	4	0.02	1	0.01	5	0.02
Gross margin	$1,545	5.01	$250	1.38	$80	1.63	$330	1.42

Haynesville
Natural gas, oil and NGL sales	$1,640	5.54	$194	2.61	$53	2.44	$247	2.57
Production expenses	71	0.24	17	0.23	4	0.19	21	0.22
Gathering, processing and transportation expenses	151	0.51	36	0.48	11	0.49	47	0.49
Severance and ad valorem	24	0.09	7	0.09	2	0.09	9	0.09
Gross margin	$1,394	4.70	$134	1.81	$36	1.67	$170	1.77

Eagle Ford
Natural gas, oil and NGL sales	$1,204	12.53	$730	7.95	$193	6.71	$923	7.65
Production expenses	115	1.20	71	0.77	21	0.71	92	0.76
Gathering, processing and transportation expenses	167	1.74	126	1.38	45	1.55	171	1.44
Severance and ad valorem	77	0.80	42	0.46	13	0.45	55	0.48
Gross margin	$845	8.79	$491	5.34	$114	4.00	$605	4.97

Powder River Basin
Natural gas, oil and NGL sales	$99	10.66	$132	6.84	$33	5.71	$165	6.57
Production expenses	10	0.94	12	0.65	3	0.56	15	0.63
Gathering, processing and transportation expenses	22	2.32	39	2.00	12	2.09	51	2.03
Severance and ad valorem	11	1.09	12	0.65	2	0.48	14	0.60
Gross margin	$56	6.31	$69	3.54	$16	2.58	$85	3.31

CAPITAL EXPENDITURES ACCRUED (unaudited)

	Successor
	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021
($ in millions)
Drilling and completion capital expenditures:
Marcellus	$135	$65
Haynesville	209	63
Eagle Ford	148	34
Powder River Basin	—	4
Total drilling and completion capital expenditures (a)	492	166
Leasehold and additions to other PP&E	11	2
Capitalized interest	8	2
Total capital expenditures	$511	$170

	Successor		Predecessor	Non-GAAP Combined
	Six Months Ended June 30, 2022	Period from February 10, 2021 through June 30, 2021	Period from January 1, 2021 through February 9, 2021	Six Months Ended June 30, 2021
($ in millions)
Drilling and completion capital expenditures:
Marcellus	$197	$104	$30	$134
Haynesville	401	74	22	96
Eagle Ford	196	42	9	51
Powder River Basin	24	5	—	5
Total drilling and completion capital expenditures (a)	818	225	61	286
Leasehold and additions to other PP&E	19	3	—	3
Capitalized interest	13	3	1	4
Total capital expenditures	$850	$231	$62	$293
__________________________________________
(a) Total drilling and completion capital expenditures includes capitalized G&A, capitalized workovers and infrastructure capital.

NATURAL GAS AND OIL HEDGING POSITIONS AS OF JULY 29, 2022

Natural Gas Swaps
	Volume (Bcf)	Avg. NYMEX Price of Swaps
Q3 2022 (a)	134	$2.63
Q4 2022	117	$2.60
Total 2022	251	$2.61

Total 2023	204	$2.67

Total 2024	88	$2.67

Total 2025	27	$2.65

Natural Gas Swaptions
	Volume (Bcf)	Avg. NYMEX Strike Price
Total 2023	7	$2.88

Natural Gas Collars
	Volume (Bcf)	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Q3 2022 (a)	94	$3.41	$4.56
Q4 2022	120	$3.12	$4.27
Total 2022	214	$3.25	$4.40

Total 2023	393	$3.38	$5.59

Natural Gas Three-Way Collars
	Volume (Bcf)	Avg. NYMEX Sold Put Price	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Q3 2022 (a)	7	$2.41	$2.90	$3.43
Q4 2022	6	$2.41	$2.90	$3.43
Total 2022	13	$2.41	$2.90	$3.43

Total 2023	4	$2.50	$3.40	$3.79

Natural Gas Written Call Options
	Volume (Bcf)	Avg. NYMEX strike price
Total 2023	18	$3.29

Natural Gas Basis Protection Swaps
	Volume (Bcf)	Avg. NYMEX plus/(minus)
Q3 2022 (a)	138	$(0.51)
Q4 2022	106	$(0.28)
Total 2022	244	$(0.41)

Total 2023	203	$(0.22)

Total 2024	38	$(0.13)

Total 2025	5	$(0.21)

Crude Oil Swaps
	Volume (MMBbls)	Avg. NYMEX Price of Swaps
Q3 2022 (a)	2.7	$44.85
Q4 2022	2.6	$45.92
Total 2022	5.3	$45.37

Total 2023	1.9	$47.17

Crude Oil Collars
	Volume (MMBbls)	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Total 2023	6.2	$69.99	$83.86

Crude Oil Basis Protection Swaps
	Volume (MMBbls)	Avg. NYMEX plus/(minus)
Q3 2022 (a)	3.6	$0.89
Q4 2022	3.5	$0.89
Total 2022	7.1	$0.89

Total 2023	6.2	$0.96
__________________________________________
(a)Includes amounts settled in July and August 2022.

NON-GAAP FINANCIAL MEASURES

As a supplement to the financial results prepared in accordance with U.S. GAAP, Chesapeake’s quarterly earnings releases contain certain financial measures that are not prepared or presented in accordance with U.S. GAAP. These non-GAAP financial measures include Adjusted Net Income (Loss) Attributable to Chesapeake, Adjusted EBITDAX, Free Cash Flow and Net Debt. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below.

These financial measures are non-GAAP and should not be considered as an alternative to, or more meaningful than, net income (loss), earnings (loss) per common share or cash flow provided by operating activities prepared in accordance with GAAP.

Chesapeake believes that the non-GAAP measures presented, when viewed in combination with its financial measures prepared in accordance with GAAP, provide useful information as they exclude certain items management believes affects the comparability of operating results. Management believes these adjusted financial measures are a meaningful adjunct to earnings and cash flows calculated in accordance with GAAP because (a) management uses these financial measures to evaluate the company’s trends and performance relative to other oil and natural gas producing companies, (b) these financial measures are comparable to estimates provided by securities analysts, and (c) items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated. Accordingly, any guidance provide by the company generally excludes information regarding these types of items.

Because not all companies use identical calculations, Chesapeake’s non-GAAP measures may not be comparable to similar titled measures of other companies.

RECONCILIATION OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO CHESAPEAKE (unaudited)

	Successor		Successor
	Three Months Ended June 30, 2022		Three Months Ended June 30, 2021
($ in millions, except per share data)	$	$/Share	$	$/Share
Net income (loss) available to common stockholders (GAAP)	$1,237	$9.75	$(439)	$(4.48)
Effect of dilutive securities	—	(1.48)	—	—
Diluted income (loss) available to common stockholders (GAAP)	$1,237	$8.27	$(439)	$(4.48)

Adjustments:
Unrealized (gains) losses on natural gas and oil derivatives	(532)	(3.57)	617	6.30
Separation and other termination costs	—	—	11	0.11
Gains on sales of assets	(21)	(0.14)	(2)	(0.02)
Other operating expense (income), net	16	0.11	(4)	(0.04)
Impairments	—	—	1	0.01
Other	(2)	(0.01)	(3)	(0.03)
Tax effect of adjustments(a)	31	0.21	—	—
Effect of dilutive securities	—	—	—	(0.21)
Adjusted net income (Non-GAAP)	$729	$4.87	$181	$1.64

	Successor				Predecessor
	Six Months Ended June 30, 2022		Period from February 10, 2021 through June 30, 2021		Period from January 1, 2021 through February 9, 2021
($ in millions, except per share data)	$	$/Share	$	$/Share	$	$/Share
Net income (loss) available to common stockholders (GAAP)	$473	$3.82	$(144)	$(1.47)	$5,383	$550.35
Effect of dilutive securities	—	(0.57)	—	—	—	(15.84)
Diluted income (loss) available to common stockholders (GAAP)	$473	$3.25	$(144)	$(1.47)	$5,383	$534.51

Adjustments:
Unrealized losses on natural gas and oil derivatives	1,006	6.91	504	5.15	369	36.64
Separation and other termination costs	—	—	11	0.11	22	2.18
Gains on sales of assets	(300)	(2.06)	(6)	(0.06)	(5)	(0.50)
Other operating expense (income), net	47	0.32	(2)	(0.02)	(12)	(1.19)
Impairments	—	—	1	0.01	—	—
Reorganization items, net	—	—	—	—	(5,569)	(552.97)
Other	(15)	(0.10)	(24)	(0.25)	—	—
Tax effect of adjustments(a)	(46)	(0.32)	—	—	(57)	(5.66)
Effect of dilutive securities	—	—	—	(0.36)	—	—
Adjusted net income (Non-GAAP)	$1,165	$8.00	$340	$3.11	$131	$13.01

(a)
The 2022 Successor Period and 2022 Successor Quarters include an incremental tax effect attributed to the reconciling adjustments using blended rates of 5.8% for the 2022 Successor Second Quarter and 6.0% for the 2022 Successor First Quarter. The 2021 Predecessor Period includes an income tax benefit of $57 million attributed to deferred income tax effects associated with Predecessor accumulated other comprehensive income, eliminated in fresh start accounting.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDAX (unaudited)

	Successor	Successor
	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021
($ in millions)
Net income (loss) available to common stockholders (GAAP)	$1,237	$(439)

Adjustments:
Interest expense	36	18
Income tax expense	77	—
Depreciation, depletion and amortization	451	229
Exploration	7	1
Unrealized (gains) losses on natural gas and oil derivatives	(532)	617
Separation and other termination costs	—	11
Gains on sales of assets	(21)	(2)
Other operating expense (income), net	16	(4)
Impairments	—	1
Other	(2)	(3)
Adjusted EBITDAX (Non-GAAP)	$1,269	$429

	Successor		Predecessor	Non-GAAP Combined
	Six Months Ended June 30, 2022	Period from February 10, 2021 through June 30, 2021	Period from January 1, 2021 through February 9, 2021	Six Months Ended June 30, 2021
($ in millions)
Net income (loss) available to common stockholders (GAAP)	$473	$(144)	$5,383	$5,239

Adjustments:
Interest expense	68	30	11	41
Income tax expense (benefit)	31	—	(57)	(57)
Depreciation, depletion and amortization	860	351	72	423
Exploration	12	2	2	4
Unrealized losses on natural gas and oil derivatives	1,006	504	369	873
Separation and other termination costs	—	11	22	33
Gains on sales of assets	(300)	(6)	(5)	(11)
Other operating expense (income), net	47	(2)	(12)	(14)
Impairments	—	1	—	1
Reorganization items, net	—	—	(5,569)	(5,569)
Other	(15)	(24)	—	(24)
Adjusted EBITDAX (Non-GAAP)	$2,182	$723	$216	$939

ADJUSTED FREE CASH FLOW

	Successor
	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021
($ in millions)
Net cash provided by operating activities (GAAP)	$909	$394
Cash paid for reorganization items, net	—	47
Cash capital expenditures	(415)	(149)
Adjusted free cash flow (Non-GAAP)	$494	$292

	Successor		Predecessor	Non-GAAP Combined
	Six Months Ended June 30, 2022	Period from February 10, 2021 through June 30, 2021	Period from January 1, 2021 through February 9, 2021	Six Months Ended June 30, 2021
($ in millions)
Net cash provided by (used in) operating activities (GAAP)	$1,762	$803	$(21)	$782
Cash paid for reorganization items, net	—	65	66	131
Cash paid for acquisition costs	23	—	—	—
Cash capital expenditures	(759)	(226)	(66)	(292)
Adjusted free cash flow (Non-GAAP)	$1,026	$642	$(21)	$621

NET DEBT

Successor
($ in millions)	June 30, 2022
Total debt (GAAP)	$3,046
Premiums and issuance costs on debt	(100)
Principal amount of debt	2,946
Cash and cash equivalents	(17)
Net debt (Non-GAAP)	$2,929